SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  December 5, 2000
                                                   ----------------


                       Capital Environmental Resource Inc.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 ONTARIO, CANADA                     333-77633                Not Applicable
--------------------              ----------------          -------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)




      1005 Skyview Drive
   Burlington, Ontario, Canada                       L7P 5B1
-------------------------------             --------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (905) 319-1237
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                                  Page 1 of 38
                           Index to Exhibits on Page 4

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                                                                             2

Item 5.  OTHER EVENTS.
         ------------

         On December 5, 2000, Capital Environmental Resource Inc. (the "Company") issued a press release announcing that it had entered into an amending agreement with its senior lending syndicate. The effect of the amendments is to cure certain existing defaults and waive the noncompliance with certain financial covenants under such debt arrangement. The amendment also modified certain financial covenants and associated interest rates, modified permitted capital expenditure limits, accelerated the amortization terms of certain portions of the debt and obligated the Company to raise additional subordinated debt or equity over the next several quarters.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -------------------------

                  (c)     Exhibits:

Exhibit No.                 Description of Document
-----------                 -----------------------
10.1
                            Third Amendment dated as of December 4, 2000 to the Second Amended and Restated Credit Agreement dated as of November 26, 1999 among CERI, L.P., Capital
                            Environmental Resource Inc./Ressources
                            Environmentales Capital Inc., various financial institutions, Canadian Imperial Bank of Commerce, as
                            Syndication Agent, Bank of America, N.A., as U.S.
                            Agent, and Bank of America Canada, as Canadian Agent


99.1                        Press release dated December 5, 2000

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CAPITAL ENVIRONMENTAL RESOURCE INC.



                                   By          /s/ DAVID LANGILLE
                                     -------------------------------------------
                                     Name:     David Langille
                                     Title:    Executive Vice President
                                               and Chief Financial Officer

Dated:  December 8, 2000

                                INDEX TO EXHIBITS

EXHIBIT                                                                    PAGE
NUMBER                          DESCRIPTION                               NUMBER

10.1             Third Amendment dated as of December 4, 2000 to the         5
                 Second Amended and Restated Credit Agreement dated as of November 26, 1999 among CERI, L.P., Capital Environmental Resource Inc./Ressources
                 Environmentales Capital Inc., various financial institutions, Canadian Imperial Bank of Commerce, as Syndication Agent, Bank of America, N.A., as U.S.
                 Agent, and Bank of America Canada, as Canadian Agent


99.1             Press release dated December 5, 2000                        38